SUBSEQUENT EVENTS	6 Months Ended
Jun. 30, 2023
Events After Reporting Period [Abstract]
SUBSEQUENT EVENTS	SUBSEQUENT EVENTS
(a)Distribution
On August 3, 2023, the Board of Directors declared a quarterly distribution in the amount of $0.0625 per LP Unit, payable on September 29, 2023 to unitholders of record as at the close of business on August 31, 2023.
(b)Sale of automotive aftermarket parts remanufacturing operation
On July 3, 2023, the partnership sold a majority of its automotive aftermarket parts remanufacturing operation and received a royalty interest on the performance of the newly merged business. Upfront cash proceeds from the sale were used to extinguish existing debt within the business. The assets and liabilities associated with the sale are classified as held for sale on the unaudited interim condensed consolidated statement of financial position as at June 30, 2023.